                                                                    Exhibit 99.3

                            GLOBAL STRUCTURED FINANCE

                                   CHEC 2004-2
                                    IO Loans
                            Collateral Summary Report
                                   87 records
                               Balance: 24,377,372

SELECTION CRITERIA:
Table of Contents

1. Mortgage Coupons
2. Combined Original LTV
3. Principal Balance
4. Original Term to Maturity
5. Remaining Term to Maturity
6. Credit Score
7. Property Type
8. Occupancy Status
9. Documentation
10. Loan Purpose
11. Product Type
12. Lien Position
13. Geographic Distribution
14. Gross Margin
15. Initial Cap
16. Periodic Cap
17. Maximum Rate
18. Minimum Rate
19. Next Rate Adjustment Date

1. MORTGAGE COUPONS

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                        NUMBER                   PERCENT                                      W.A.       W.A.      W.A.
                         OF       AGGREGATE     OF LOANS                  W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                       MORTGAGE   PRINCIPAL    BY PRINCIPAL    W.A.      GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
MORTGAGE COUPONS        LOANS      BALANCE       BALANCE       DTI       COUPON     SCORE      LTV     MATURITY  MATURITY     AGE
-----------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000              9    $2,720,301.40     11.16%      36.97%     4.93%       631      79.09%      360       357          3
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500             15     4,865,831.00     19.96       42.23      5.378       647      81.26       360       357          3
-----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000             22     6,075,469.50     24.92       40.23      5.794       689      77.55       360       357          3
-----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500             17     5,518,463.00     22.63       42.21      6.299       620      79.33       360       357          3
-----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000             12     2,486,581.00      10.2       40.55      6.811       613      78.94       360       358          2
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7.001 - 7.500              7     1,689,064.00      6.93       39.49      7.309       588      84.63       360       358          2
-----------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000              4       732,366.00         3        47.2       7.78       570      83.49       360       358          2
-----------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500              1       294,196.00      1.21       42.27       8.45       555         90       360       358          2
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    87   $24,382,271.90    100.00%      40.93%      6.03%      639      79.83%      360       358          2
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2. COMBINED ORIGINAL LTV

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                        NUMBER                    PERCENT                                      W.A.       W.A.      W.A.
                          OF        AGGREGATE    OF LOANS                  W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                       MORTGAGE    PRINCIPAL    BY PRINCIPAL   W.A.       GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
COMBINED ORIGINAL LTV   LOANS       BALANCE       BALANCE      DTI       COUPON     SCORE      LTV     MATURITY  MATURITY      AGE
-----------------------------------------------------------------------------------------------------------------------------------

40.01 - 45.00              1      $200,000.00      0.82%      21.21%      4.75%      717     41.24%       360       357          3
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55.01 - 60.00              1       240,000.00      0.98       36.19       6.15       593     56.74        360       358          2
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60.01 - 65.00              1       286,000.00      1.17       33.14       6.44       648        65        360       358          2
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65.01 - 70.00              7     2,860,500.00     11.73        38.5       6.06       627     67.68        360       357          3
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70.01 - 75.00              5     1,837,600.00      7.54       42.99      5.634       726     72.49        360       357          3
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75.01 - 80.00             44    10,366,746.40     42.52       42.06      6.085       635     79.83        360       358          2
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80.01 - 85.00              8     2,064,817.00      8.47       38.15      5.899       645     83.57        360       357          3
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85.01 - 90.00             16     5,795,498.50     23.77        40.9      5.939       627     88.33        360       358          2
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90.01 - 95.00              4       731,110.00         3       47.28      7.344       577     91.74        360       358          2
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TOTAL:                    87   $24,382,271.90    100.00%      40.93%      6.03%      639     79.83%       360       358          2
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3. PRINCIPAL BALANCE

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                              NUMBER                    PERCENT                                  W.A.       W.A.      W.A.
                                OF        AGGREGATE    OF LOANS                W.A.    W.A.    COMBINED   ORIGINAL  REMAINING  W.A.
                              MORTGAGE    PRINCIPAL   BY PRINCIPAL    W.A.    GROSS   CREDIT   ORIGINAL   TERM TO    TERM TO   LOAN
PRINCIPAL BALANCE              LOANS       BALANCE      BALANCE       DTI     COUPON   SCORE      LTV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

50,000.01 - 75,000.00             1       $72,000.00      0.30%      37.76%    7.80%    591     80.00%       360       357      3
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100,000.01 - 125,000.00           4       445,520.00      1.83        38.8    6.246     657        80        360       359      1
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125,000.01 - 150,000.00           9     1,227,779.00      5.04       41.32    6.471     622     81.69        360       358      2
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150,000.01 - 175,000.00          12     1,929,555.50      7.91       42.06    5.949     627     81.57        360       358      2
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175,000.01 - 200,000.00           7     1,321,941.00      5.42       39.12    6.335     627     73.85        360       358      2
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200,000.01 - 225,000.00           3       628,050.00      2.58       45.31    6.881     571     86.92        360       358      2
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225,000.01 - 250,000.00           6     1,412,919.00      5.79       39.61    6.057     624     79.99        360       357      3
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250,000.01 - 275,000.00           5     1,323,291.00      5.43       45.27    5.868     656     76.23        360       357      3
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275,000.01 - 300,000.00           9     2,576,090.40     10.57       42.97    6.356     656     79.32        360       358      2
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300,000.01 - 325,000.00           4     1,240,311.00      5.09       45.48    5.753     644     84.15        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00           7     2,396,090.00      9.83       42.03    6.244     621      80.6        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00           4     1,458,000.00      5.98       37.86    5.694     652     81.42        360       357      3
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400,000.01 - 425,000.00           2       833,000.00      3.42       46.17    5.603     640      76.9        360       358      2
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425,000.01 - 450,000.00           1       440,273.00      1.81       40.89     6.49     603     88.05        360       359      1
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450,000.01 - 475,000.00           2       923,500.00      3.79       34.43    4.933     607      77.7        360       357      3
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475,000.01 - 500,000.00           5     2,477,100.00     10.16       36.18    5.619     703     75.21        360       357      3
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500,000.01 - 525,000.00           1       512,904.00       2.1       45.11      5.5     646     85.77        360       357      3
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525,000.01 - 550,000.00           1       531,250.00      2.18       44.53     5.45     640        85        360       356      4
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550,000.01 - 575,000.00           1       564,698.00      2.32        42.2     5.35     686     87.28        360       357      3
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575,000.01 - 600,000.00           1       594,000.00      2.44        40.3     6.45     657        90        360       358      2
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650,000.01 - 675,000.00           1       664,000.00      2.72       38.52     7.25     588        80        360       358      2
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800,000.01 - 825,000.00           1       810,000.00      3.32       35.69     6.25     567      67.5        360       356      4
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TOTAL:                           87   $24,382,271.90    100.00%      40.93%    6.03%    639     79.83%       360       358      2
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4. ORIGINAL TERM TO MATURITY

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                               NUMBER                   PERCENT                                 W.A.       W.A.      W.A.
                                 OF      AGGREGATE     OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL  REMAINING  W.A.
                              MORTGAGE   PRINCIPAL    BY PRINCIPAL    W.A.    GROSS   CREDIT  ORIGINAL   TERM TO    TERM TO   LOAN
ORIGINAL TERM TO MATURITY      LOANS      BALANCE       BALANCE       DTI    COUPON   SCORE     LTV      MATURITY  MATURITY   AGE
-----------------------------------------------------------------------------------------------------------------------------------

301 - 360                        87    $24,382,271.90   100.00%      40.93%   6.03%    639     79.83%       360       358      2
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TOTAL:                           87    $24,382,271.90   100.00%      40.93%   6.03%    639     79.83%       360       358      2
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5. REMAINING TERM TO MATURITY

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                               NUMBER                    PERCENT                                W.A.       W.A.      W.A.
                                 OF       AGGREGATE     OF LOANS               W.A.   W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                               MORTGAGE   PRINCIPAL    BY PRINCIPAL    W.A.    GROSS  CREDIT   ORIGINAL   TERM TO    TERM TO    LOAN
REMAINING TERM TO MATURITY      LOANS      BALANCE       BALANCE       DTI    COUPON  SCORE      LTV     MATURITY  MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

301 - 360                         87   $24,382,271.90     100.00%     40.93%   6.03%    639    79.83%        360       358       2
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TOTAL:                            87   $24,382,271.90     100.00%     40.93%   6.03%    639    79.83%        360       358       2
------------------------------------------------------------------------------------------------------------------------------------

W.A.: 357.5 months
Lowest: 356 months
Highest: 359 months

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6. CREDIT SCORE

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                     NUMBER                      PERCENT                                      W.A.       W.A.      W.A.
                       OF         AGGREGATE     OF LOANS                 W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                     MORTGAGE     PRINCIPAL    BY PRINCIPAL    W.A.     GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
CREDIT SCORE          LOANS        BALANCE       BALANCE       DTI     COUPON     SCORE      LTV     MATURITY   MATURITY     AGE
----------------------------------------------------------------------------------------------------------------------------------

751 - 800                4       $1,624,100.00        6.66%    43.51%    5.74%      777     73.14%       360       357        3
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701 - 750                6        1,423,029.40        5.84     33.45    5.445       721     74.86        360       357        3
----------------------------------------------------------------------------------------------------------------------------------
651 - 700               20        6,306,966.00       25.87     42.09    5.841       667     81.39        360       358        2
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601 - 650               35        8,432,976.50       34.59     40.43    5.936       624     81.12        360       358        2
----------------------------------------------------------------------------------------------------------------------------------
551 - 600               20        6,150,954.00       25.23      41.1    6.454       581      78.6        360       357        3
----------------------------------------------------------------------------------------------------------------------------------
501 - 550                2          444,246.00        1.82     45.97    7.501       539     90.32        360       358        2
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TOTAL:                  87      $24,382,271.90      100.00%    40.93%    6.03%      639     79.83%       360       358        2
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7. PROPERTY TYPE

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                    NUMBER                       PERCENT                                      W.A.       W.A.      W.A.
                      OF        AGGREGATE        OF LOANS                  W.A.      W.A.    COMBINED   ORIGINAL  REMAINING   W.A.
                    MORTGAGE    PRINCIPAL      BY PRINCIPAL   W.A.       GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
PROPERTY TYPE        LOANS       BALANCE         BALANCE       DTI       COUPON     SCORE      LTV     MATURITY  MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

Single Family          57     $15,039,182.90      61.68%       40.19%      5.95%      645     79.94%       360       358       2
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PUD                    18       6,350,655.00       26.05       41.79      6.301       622     80.75        360       358       2
------------------------------------------------------------------------------------------------------------------------------------
Condominium            12       2,992,434.00       12.27       42.78      5.844       641     77.31        360       357       3
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TOTAL:                 87     $24,382,271.90     100.00%       40.93%      6.03%      639     79.83%       360       358       2
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8. OCCUPANCY STATUS

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                    NUMBER                       PERCENT                                    W.A.       W.A.      W.A.
                      OF         AGGREGATE      OF LOANS                W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                    MORTGAGE     PRINCIPAL     BY PRINCIPAL   W.A.     GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
OCCUPANCY STATUS     LOANS        BALANCE        BALANCE       DTI     COUPON     SCORE      LTV     MATURITY  MATURITY     AGE
----------------------------------------------------------------------------------------------------------------------------------

Primary                87      $24,382,271.90    100.00%      40.93%    6.03%       639    79.83%        360       358        2
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TOTAL:                 87      $24,382,271.90    100.00%      40.93%    6.03%       639    79.83%        360       358        2
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9. DOCUMENTATION

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                       NUMBER                       PERCENT                                  W.A.       W.A.      W.A.
                         OF          AGGREGATE     OF LOANS                W.A.    W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                       MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.     GROSS   CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
DOCUMENTATION           LOANS         BALANCE       BALANCE       DTI     COUPON   SCORE      LTV     MATURITY  MATURITY     AGE
-----------------------------------------------------------------------------------------------------------------------------------

Full Documentation        71     $19,448,595.90       79.77%      41.44%    5.98%    641     80.25%       360       357        3
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Stated                    11       3,142,479.00       12.89       37.54    6.043     651      75.4        360       357        3
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Limited                    5       1,791,197.00        7.35       41.28    6.587     596     82.98        360       358        2
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TOTAL:                    87     $24,382,271.90      100.00%      40.93%    6.03%    639     79.83%       360       358        2
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10. LOAN PURPOSE

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                    NUMBER                        PERCENT                                     W.A.       W.A.      W.A.
                      OF           AGGREGATE     OF LOANS                 W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                    MORTGAGE       PRINCIPAL    BY PRINCIPAL   W.A.      GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
LOAN PURPOSE         LOANS          BALANCE       BALANCE       DTI      COUPON     SCORE      LTV     MATURITY  MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

C/O Refi               36      $12,420,447.00       50.94%      38.87%     5.99%      628     79.00%       360       357        3
------------------------------------------------------------------------------------------------------------------------------------
Purchase               37        8,214,563.40       33.69       43.18     6.094       638     81.23        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
R/T Refi               14        3,747,261.50       15.37        42.8     6.016       676     79.49        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 87      $24,382,271.90      100.00%      40.93%     6.03%      639     79.83%       360       358        2
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11. PRODUCT TYPE

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                           NUMBER                       PERCENT                                   W.A.      W.A.      W.A.
                            OF          AGGREGATE     OF LOANS                 W.A.     W.A.    COMBINED  ORIGINAL  REMAINING  W.A.
                          MORTGAGE      PRINCIPAL    BY PRINCIPAL     W.A.    GROSS    CREDIT   ORIGINAL  TERM TO    TERM TO   LOAN
PRODUCT TYPE               LOANS         BALANCE       BALANCE        DTI     COUPON    SCORE      LTV    MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

3/27 IO                      44     $11,413,262.90       46.81%      40.10%    5.91%     631     81.67%      360       358      2
------------------------------------------------------------------------------------------------------------------------------------
2/28 IO                      33       9,608,259.00       39.41        41.7    6.147      626     79.18       360       358      2
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Fixed Rate- w 5 Year IO      10       3,360,750.00       13.78       41.53    6.086      698      75.4       360       357      3
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TOTAL:                       87     $24,382,271.90      100.00%      40.93%    6.03%     639     79.83%      360       358      2
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12. LIEN POSITION

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                      NUMBER                        PERCENT                                   W.A.       W.A.      W.A.
                        OF           AGGREGATE     OF LOANS                 W.A.    W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                      MORTGAGE       PRINCIPAL    BY PRINCIPAL   W.A.      GROSS   CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
LIEN POSITION          LOANS          BALANCE       BALANCE       DTI      COUPON   SCORE      LTV     MATURITY  MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

1                        87      $24,382,271.90     100.00%      40.93%     6.03%     639    79.83%        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   87      $24,382,271.90     100.00%      40.93%     6.03%     639    79.83%        360       358        2
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13. GEOGRAPHIC DISTRIBUTION

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                          NUMBER                       PERCENT                                   W.A.       W.A.      W.A.
                            OF          AGGREGATE     OF LOANS                W.A.     W.A.    COMBINED   ORIGINAL  REMAINING  W.A.
                          MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.     GROSS    CREDIT   ORIGINAL   TERM TO    TERM TO   LOAN
GEOGRAPHIC DISTRIBUTION    LOANS         BALANCE       BALANCE       DTI     COUPON    SCORE      LTV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

California                   57     $18,829,950.40       77.23%      40.45%    5.84%     648     79.24%       360       357      3
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Colorado                      8       1,731,960.50         7.1        41.3    6.615      606     81.91        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
Arizona                       8       1,156,053.00        4.74       42.05    6.604      610     81.64        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
Nevada                        4       1,114,542.00        4.57       47.07    6.918      590     83.28        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
Florida                       4         568,420.00        2.33       33.71    6.228      649     81.33        360       359      1
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                     2         312,600.00        1.28       47.83    6.631      600     72.82        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
Washington                    2         246,000.00        1.01       47.33    6.443      618        80        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                   1         226,746.00        0.93        47.7     7.55      539      91.8        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
Georgia                       1         196,000.00         0.8       35.57     6.65      606        80        360       359      1
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TOTAL:                       87     $24,382,271.90      100.00%      40.93%    6.03%     639     79.83%       360       358      2
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14. GROSS MARGIN

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                     NUMBER                       PERCENT                                     W.A.       W.A.      W.A.
                       OF          AGGREGATE     OF LOANS                 W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                     MORTGAGE      PRINCIPAL    BY PRINCIPAL    W.A.      GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO    LOAN
GROSS MARGIN          LOANS         BALANCE       BALANCE       DTI      COUPON     SCORE      LTV     MATURITY  MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

4.501 - 5.000            8      $2,185,463.40       10.40%      43.11%     4.99%      652     74.16%       360       358        2
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           13       3,592,686.00       17.09       36.12     5.278       630     82.68        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000           22       6,053,400.50        28.8       41.89      5.71       655     82.61        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500           14       3,901,480.00       18.56       41.76     6.385       632     79.58        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000           10       2,897,841.00       13.79       40.43     6.603       588     76.68        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500            7       1,881,335.00        8.95       42.04     7.383       591     83.64        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000            2         215,120.00        1.02        42.5      7.86       585        80        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000            1         294,196.00         1.4       42.27      8.45       555        90        360       358        2
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TOTAL:                  77     $21,021,521.90      100.00%      40.83%     6.02%      629     80.53%       360       358        2
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15. INITIAL CAP

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                 NUMBER                        PERCENT                                      W.A.       W.A.      W.A.
                   OF           AGGREGATE     OF LOANS                  W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                 MORTGAGE       PRINCIPAL    BY PRINCIPAL   W.A.       GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
INITIAL CAP       LOANS          BALANCE       BALANCE       DTI       COUPON     SCORE      LTV     MATURITY  MATURITY     AGE
----------------------------------------------------------------------------------------------------------------------------------

3                   77      $21,021,521.90     100.00%      40.83%      6.02%       629    80.53%        360       358        2
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TOTAL:              77      $21,021,521.90     100.00%      40.83%      6.02%       629    80.53%        360       358        2
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16. PERIODIC CAP

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                    NUMBER                        PERCENT                                    W.A.       W.A.      W.A.
                      OF           AGGREGATE     OF LOANS                  W.A.    W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                    MORTGAGE       PRINCIPAL    BY PRINCIPAL   W.A.       GROSS   CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
PERIODIC CAP         LOANS          BALANCE       BALANCE       DTI       COUPON   SCORE      LTV     MATURITY  MATURITY     AGE
-----------------------------------------------------------------------------------------------------------------------------------

1.5                    77      $21,021,521.90     100.00%      40.83%      6.02%     629    80.53%        360       358        2
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TOTAL:                 77      $21,021,521.90     100.00%      40.83%      6.02%     629    80.53%        360       358        2
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17. MAXIMUM RATE

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                     NUMBER                       PERCENT                                      W.A.       W.A.      W.A.
                       OF          AGGREGATE     OF LOANS                  W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                     MORTGAGE      PRINCIPAL    BY PRINCIPAL   W.A.       GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
MAXIMUM RATE          LOANS         BALANCE       BALANCE       DTI       COUPON     SCORE      LTV     MATURITY  MATURITY     AGE
------------------------------------------------------------------------------------------------------------------------------------

11.501 - 12.000          9      $2,720,301.40       12.94%      36.97%      4.93%      631     79.09%       360       357        3
------------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500         15       4,865,831.00       23.15       42.23      5.378       647     81.26        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000         16       3,781,969.50       17.99       40.15      5.774       663     81.41        360       358        2
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13.001 - 13.500         15       4,902,463.00       23.32       41.87      6.303       616      78.9        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000         11       2,252,831.00       10.72       40.41      6.804       611     78.31        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500          6       1,471,564.00           7        38.8      7.288       595     84.01        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000          4         732,366.00        3.48        47.2       7.78       570     83.49        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
15.001 - 15.500          1         294,196.00         1.4       42.27       8.45       555        90        360       358        2
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TOTAL:                  77     $21,021,521.90      100.00%      40.83%      6.02%      629     80.53%       360       358        2
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18. MINIMUM RATE

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                     NUMBER                        PERCENT                                    W.A.       W.A.      W.A.
                       OF           AGGREGATE     OF LOANS                W.A.      W.A.    COMBINED   ORIGINAL  REMAINING    W.A.
                     MORTGAGE       PRINCIPAL    BY PRINCIPAL   W.A.     GROSS     CREDIT   ORIGINAL   TERM TO    TERM TO     LOAN
MINIMUM RATE          LOANS          BALANCE       BALANCE       DTI     COUPON     SCORE      LTV     MATURITY  MATURITY     AGE
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4.501 - 5.000            9       $2,720,301.40       12.94%      36.97%    4.93%      631     79.09%       360       357        3
------------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           15        4,865,831.00       23.15       42.23    5.378       647     81.26        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000           16        3,781,969.50       17.99       40.15    5.774       663     81.41        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500           15        4,902,463.00       23.32       41.87    6.303       616      78.9        360       357        3
------------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000           11        2,252,831.00       10.72       40.41    6.804       611     78.31        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500            6        1,471,564.00           7        38.8    7.288       595     84.01        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000            4          732,366.00        3.48        47.2     7.78       570     83.49        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500            1          294,196.00         1.4       42.27     8.45       555        90        360       358        2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  77      $21,021,521.90      100.00%      40.83%    6.02%      629     80.53%       360       358        2
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19. NEXT RATE ADJUSTMENT DATE

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                               NUMBER                      PERCENT                                 W.A.       W.A.      W.A.
                                OF         AGGREGATE     OF LOANS               W.A.    W.A.    COMBINED   ORIGINAL  REMAINING  W.A.
                              MORTGAGE     PRINCIPAL    BY PRINCIPAL   W.A.     GROSS   CREDIT   ORIGINAL   TERM TO    TERM TO  LOAN
NEXT RATE ADJUSTMENT DATE      LOANS        BALANCE       BALANCE      DTI     COUPON   SCORE      LTV     MATURITY  MATURITY   AGE
------------------------------------------------------------------------------------------------------------------------------------

6/1/2006                          4     $2,025,000.00        9.63%     39.47%    5.94%    633     74.36%       360       356      4
------------------------------------------------------------------------------------------------------------------------------------
7/1/2006                          8      2,031,062.00        9.66      41.57    5.732     647     83.53        360       357      3
------------------------------------------------------------------------------------------------------------------------------------
7/15/2006                         1        348,000.00        1.66       45.2     5.25     613        80        360       358      2
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8/1/2006                         14      3,598,938.00       17.12       42.8    6.518     620     77.21        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
8/15/2006                         3        509,519.00        2.42      40.45    6.473     629        80        360       359      1
------------------------------------------------------------------------------------------------------------------------------------
9/1/2006                          3      1,095,740.00        5.21      41.92    6.214     602     85.86        360       359      1
------------------------------------------------------------------------------------------------------------------------------------
6/1/2007                          3      1,077,107.00        5.12      42.13    5.753     646     84.78        360       356      4
------------------------------------------------------------------------------------------------------------------------------------
6/15/2007                         1        170,400.00        0.81      45.06     5.75     643        80        360       357      3
------------------------------------------------------------------------------------------------------------------------------------
7/1/2007                         12      3,530,003.40       16.79      39.33    5.218     630     79.26        360       357      3
------------------------------------------------------------------------------------------------------------------------------------
7/15/2007                         1        144,000.00        0.69      45.37     6.58     618        80        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
8/1/2007                         22      5,424,752.50       25.81      39.13    6.301     629     83.55        360       358      2
------------------------------------------------------------------------------------------------------------------------------------
8/15/2007                         2        517,600.00        2.46      37.95     6.53     637        80        360       359      1
------------------------------------------------------------------------------------------------------------------------------------
9/1/2007                          3        549,400.00        2.61      49.74    6.158     630     75.07        360       359      1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           77    $21,021,521.90      100.00%     40.83%    6.02%    629     80.53%       360       358      2
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Banc of America Securities LLC
      10/6/2004 10:27

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information, and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information
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that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or
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material may pertain to securities that ultimately are not sold. The information
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conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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1933, including all cases where the material does not pertain to securities that
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Information contained in this material is current as of the date appearing on
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